Exhibit 10.2

FOURTH AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 4

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 4 (this “Amendment”) is made and entered into as of March 31, 2016 by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 4, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 16, 2015, that certain Second Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 23, 2015, and that certain Third Amendment to Amended and Restated Lease Agreement No. 4, dated as of September 23, 2015 (as so amended, the “Lease”), pursuant to which Landlord leases to Tenant and Tenant leases from Landlord certain land and/or improvements, all as set forth in the Lease; and

WHEREAS, as of the date of this Amendment, HPT TA Properties Trust has acquired from Tenant certain land and improvements comprising a travel center having an address at 160 State Highway 77, Hillsboro, Texas 76645, as further described on Exhibit A-39 attached to this Amendment (collectively, the “Hillsboro Property”); and

WHEREAS, Landlord and Tenant desire to amend the Lease to include the Hillsboro Property as a Property (as defined in the Lease);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.             Capitalized Terms.  Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease.

2.             Commencement Date.  The defined term “Commencement Date” shall mean, with respect to the Hillsboro Property, the date of this Amendment.

3.             Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.68 of the Lease is hereby deleted in its entirety and replaced with the following:

“Minimum Rent” shall mean Forty-Six Million Two Hundred Forty-Nine Thousand Three Hundred Seventy-Three and 10/100ths Dollars ($46,249,373.10), subject to adjustment as provided in Section 3.1.1(b).

4.             Leased Property.  Section 2.1(a) of the Lease is hereby amended by deleting the reference to “Exhibits A-1 through A-38” in the second line thereof and replacing it with a reference to “Exhibits A-1 through A-39”.

5.             Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-38” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-39” attached hereto and (b) adding Exhibit A-39 attached to this Amendment immediately following Exhibit A-38 to the Lease.

6.             Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and all other terms remain in full force and effect.

[Signature Page Follows]

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST

By:	/s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA OPERATING LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

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Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

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EXHIBITS A-1 through A-39

Land

Exhibit	TA Site No.	Property Address
A-1	224	1806 Highway 371 W, Prescott, AR 71857.
A-2	41	46155 Dillon Road, Coachella, CA 92236.
A-3	346	28991 West Gonzaga Rd., Santa Nella, CA 95322.
A-4	148	5101 Quebec Street, Commerce City (Denver East), CO 80022.
A-5	22	327 Ruby Road, Willington, CT 06279.
A-6	53	556 St. Rt. 44, Wildwood, FL 34785.
A-7	45	P.O. Box 592, Madison, GA 30650.
A-8	367	5915 Monee Rd., Monee, IL 60449.
A-9	43	4510 Broadway, Mt. Vernon, IL 62864.
A-10	257	10346 S. State Rd. 39, Clayton, IN 46118.
A-11	220	1600 West US Hwy 20, Porter, IN 46304.
A-12	252	2775 US Hwy 75, Lebo (Beto Junction), KS 66856.
A-13	28	145 Richwood Road, Walton, KY 41094.
A-14	180	1682 Gause Blvd., Slidell, LA 70458.
A-15	19	1400 Elkton Road, Elkton, MD 21921.
A-16	175	3265 N. Service Road East, Foristell, MO 63348.
A-17	193	8033 W. Holling Rd., Alda (Grand Island), NE 68810.
A-18	6	2 Simpson Road, Columbia, NJ 07832.
A-19	81	2501 University Blvd. NE, Albuquerque, NM 87107.
A-20	207	753 Upper Court St., Binghamton, NY 13904.
A-21	194	8420 Alleghany Rd., Corfu (Pembroke), NY 14036.
A-22	221	153 Wiggins Road, Candler, NC 28715.
A-23	701	715 US 250 East, Ashland, OH 44805.
A-24	139	12403 US Rt. 35 NW, Jeffersonville, OH 43128.
A-25	95	4450 Portage St. NW, North Canton, OH 44720.
A-26	152	P.O. Box 171, Sayre, OK 73662.
A-27	67	5644 SR 8, Harrisville (Barkeyville), PA 16038.
A-28	68	5600 Nittany Valley Drive, Lamar, PA 16848.
A-29	179	3014 Paxville Highway, Manning, SC 29102.
A-30	245	155 Hwy. 138, Denmark (Jackson), TN 38391.
A-31	34	111 N. First Street, Nashville, TN 37213.
A-32	150	7751 Bonnie View Road, Dallas (South), TX 75241.
A-33	153	1010 Beltway Parkway, Laredo, TX 78045.
A-34	232	4817 I-35 North, New Braunfels, TX 78130.
A-35	32	RR1, Valley Grove, WV 26060.
A-36	188	P.O. Box 400, Ft. Bridger, WY 82933.
A-37	242	15874 Eleven Mile Road, Battle Creek, MI 49014.
A-38	246	3747 Express Drive, Holbrook, AZ 86025
A-39	333	160 State Highway 77, Hillsboro, TX 76645

[See attached copies.]

EXHIBIT A-39

160 State Highway 77
Hillsboro, TX 76645

TA Hillsboro
US 77
Hillsboro, TX

Field notes for the description of a 78.302 acre (3,410,830 square feet) tract of land, being situated in the Isabella Wingate Survey, Abstract No. 1004, and the Robert Montgomery Survey, Abstract No. 578, in Hill County, Texas, and being out of those same two tracts of land referenced as "First Tract" and "Second Tract", described in a Warranty Deed with Vendor's Lien dated September 10, 1968, and filed for record on September 26, 1968, from V. O. Rainwater and wife, Virginia C. Rainwater to L. N. Brown and wife, Lucretia M. Brown (Brown tract), as recorded in Volume 488, Page 277, of the Deed Records of Hill County, Texas (D.R.H.C.T.), with said 78.302 acre (3,410,830 square feet) tract of land being more particularly described by metes and bounds as follows:

BEGINNING at an old broken concrete Highway R.O.W. monument found marking the most easterly northwest corner of the remaining portion of said Brown "First Tract", said point being in the present or relocated southeasterly right-of-way (R.O.W.) line of U.S. Highway No. 77 (a variable width R.O.W.), at its intersection with the transitional R.O.W. line from said U.S. Highway 77 to Hill County Road 4260 (presently a monumented 60 foot wide prescriptive county road R.O.W.);

THENCE North 57 degrees 50 minutes 37 seconds East, along the common northerly line of the remaining portion of said Brown "First Tract" and said present or relocated southeasterly R.O.W. line of U.S. Highway No. 77, a distance of 2,869.40 feet to a 5/8 inch iron rod found marking the present most northeasterly corner of said Brown "First Tract", being common with the most northwesterly corner of that certain called 13.0228 acre tract of land described in a Warranty Deed to Teddy F. Stoffregen, as recorded in Volume 1434, Page 0043 of the Official Public Records of Hill County, Texas (O.P.R.H.C.T.);

THENCE South 29 degrees 51 minutes 06 seconds East, departing said southeasterly R.O.W. line of U.S. Highway No. 77, along the easterly line of the remaining portion of said Brown "First Tract" and common westerly line of said Stoffregen tract, a distance of a 713.74 feet to a 1/2 inch iron rod found marking the southwesterly corner of said Stoffregen tract, being common with the most westerly corner of that certain called 12.33 acre tract of land described in a Warranty Deed with Vendor's Lien to David Wayne Fitzgerald and wife, Belinda J. Fitzgerald, as recorded in Volume 701, Page 252 - D.R.H.C.T.;

THENCE South 30 degrees 20 minutes 46 seconds East, continuing along the easterly line of the remaining portion of said Brown "First Tract" and common most westerly line of said Fitzgerald tract, a distance of 290.19 feet to a 5/8 inch iron rod set with a yellow plastic cap stamped "THE WALLACE GROUP" ("cap") marking the southwesterly corner of said Fitzgerald tract, being in the existing northerly R.O.W. line of Hill County Road 4343, with same being the old U.S. Highway No. 77 and/or Pike Road (a 60 foot wide R.O.W., as evidenced per present TxDOT R.O.W. maps and the existing monumented R.O.W. - no TxDOT R.O.W. maps for the old U.S. Highway No. 77 were found - the estimated time period was 1920's to late 1930's), from which said point a 1/2 inch iron rod found bears North 44 degrees 33 minutes 35 seconds West at 2.85 feet, and from

Hillsboro, TX
Page 2

said 5/8 inch iron rod set with "cap" a 60D nail found in the approximate centerline of Hill County Road 4260 bears South 30 degrees 20 minutes 46 seconds East, a distance of 2,321.22 feet marking the southwest corner of that certain remainder portion of a called 161.20 acre tract of land described in a Warranty Deed to Rodney L. Davis and wife, Nola Jean Davis, as recorded in Volume 663, Page 85 - D.R.H.C.T.;

THENCE South 51 degrees 52 minutes 28 seconds West, departing the easterly line of said Brown "First Tract", along said existing northerly R.O.W. line of Hill County Road 4343 (old U.S. Highway No. 77 - Pike Road) and crossing said Brown "First Tract", a distance of 2,200.41 feet to a 5/8 inch iron rod set with "cap" for corner;

THENCE departing said existing northerly R.O.W. line of Hill County Road 4343 (old U.S. Highway No. 77 - Pike Road) and continuing to cross said Brown "First Tract", being approximately parallel to and a perpendicular distance of 25.0 feet north and east of the centerline of an existing Magellan pipeline the following four (4) courses and distances:

1) North 73 degrees 27 minutes 28 seconds West, a distance of 138.79 feet to a 5/8 inch iron rod set with "cap" for corner;

2) South 75 degrees 41 minutes 39 seconds West, a distance of 182.54 feet to a 5/8 inch iron rod set with "cap" for corner;

3) South 63 degrees 14 minutes 28 seconds West, a distance of 199.36 feet to a 5/8 inch iron rod set with "cap" for corner

4) South 55 degrees 40 minutes 50 seconds West, a distance of 439.21 feet to a 5/8 inch iron rod set with "cap" for corner in the approximate centerline of the aforementioned Hill County Road 4260 and the existing westerly line of said Brown tracts;

THENCE North 30 degrees 34 minutes 00 seconds West (Deed Call - North 30 degrees West), along the approximate centerline of said Hill County Road 4260 and the existing westerly line of said Brown tracts, a distance of 955.45 feet to a 5/8 inch iron rod set with "cap" marking the most westerly northwest corner of the remaining portion of said Brown "First Tract", said point being at its intersection with the transitional R.O.W line from said County Road 4260 to the aforementioned present or relocated southeasterly R.O.W. line of U.S. Highway No. 77;

THENCE North 31 degrees 40 minutes 37 seconds East, along a northwesterly line for said Brown "First Tract" and along said transitional R.O.W line, a distance of 259.79 feet to the POINT OF BEGINNING.

CONTAINING within the metes recited 78.302 acres (3,410,830 square feet) of land, of which 0.663 acre (28,871 square feet) lies within an apparent 30 foot wide prescriptive R.O.W. for Hill County Road 4260, leaving a net of 77.639 acres (3,381,959 square feet) of land, more or less.